UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
September 18, 2018

INVACARE CORPORATION

(Exact name of Registrant as specified in its charter)

Ohio	001-15103	95-2680965
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Invacare Way, Elyria, Ohio 44035
(Address of principal executive offices, including zip code)

(440) 329-6000
(Registrant’s telephone number, including area code)

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(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective as of September 18, 2018 (the “Separation Date”), Dean J. Childers, the Company’s Senior Vice President and General Manager, North America, separated from Invacare Corporation (the “Company”). The Company will initiate an executive search for a new leader of its North America business segment.
In accordance with the terms of the employment letter agreement between Mr. Childers and the Company, dated April 15, 2015, as amended (the “Employment Agreement”), and the other Company executive compensation arrangements in which Mr. Childers participated, in connection with the separation:

•	Mr. Childers is entitled to a severance benefit in an amount equal to six months of his base salary in effect as of the Separation Date (which salary is $409,211 annually).

•
All unvested restricted stock awarded to Mr. Childers was forfeited. All performance shares and performance-based stock options awarded to Mr. Childers were unvested and thus such performance shares were forfeited, and such performance-based stock options terminated and expired, as of his separation.

•
Mr. Childers’ participation as an active employee under the Company’s retirement benefit plans ceased as of the Separation Date and he will not be entitled to any additional benefit accruals under the plans. Mr. Childers will become entitled to any benefits he has accrued under the retirement benefit plans to the extent provided under the terms of the applicable plan.

The foregoing summary of certain terms and conditions of the Employment Agreement is qualified in its entirety by reference to the full text of the agreement, which is filed as Exhibit 10(af) to the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, and which is incorporated by reference into this Item 5.02.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVACARE CORPORATION
(Registrant)

Date: September 19, 2018	By:	/s/ Anthony C. LaPlaca
	Name:	Anthony C. LaPlaca
	Title:	Senior Vice President, General Counsel and Secretary